Calvert Cash Reserves
                        Prospectus dated January 31, 2000
                      Date of supplement November 27, 2000

The section entitled "How to Sell Shares" on page 6 of the prospectus is amended to state the following:

     You may redeem all or a portion of your shares on any day the Fund is open for business, provided the amount requested is not on hold. Your shares will be redeemed at the next NAV calculated after your redemption request is received. You will receive dividends through the date the request is received and processed. A telephone order for a redemption must be received by the Calvert
Institutional Marketing Group by 3:00 p.m. Eastern time in order for the proceeds to be sent to you on the same business day. If making immediate payment could adversely affect the Fund, it may take up to seven (7) days to make payment. The Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed. Please note that there are some federal holidays, however, such as Columbus Day and Veteran's Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post office and banks are closed. Follow these suggestions to ensure timely processing of your redemption request: